UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

REGENCY CENTERS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Regency® Centers. REGENCY CENTERS CORPORATION ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE, FL 32202 REGENCY CENTERS CORPORATION 2022 Annual Meeting Vote by April 28, 2022 11 :59 PM ET You invested in REGENCY CENTERS CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2022. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Virtually at: Vote Virtually at the Meeting* April 29, 2022 8:00AM EDT www.virtualshareholdermeeting.com/REG2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1 . Election of Directors Nominees: 1 a. Martin E. Stein, Jr. 0 For 1 b. Bryce Blair 0For 1c. C. Ronald Blankenship 0For 1 d. Deirdre J. Evens 0For 1 e. Thomas W. Furphy 0For 1 f. Karin M. Klein 0For 1 g. Peter D. Linneman 0For 1 h. David P. O’Connor 0For 1 i. Lisa Palmer 0For 1 j. James H. Simmons, Ill 0For 1 k. Thomas G. Wattles 0For 2. Adoption of an advisory resolution approving executive compensation for fiscal year 2021. 0For 3. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. 0For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.